UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): May 3, 2006
Commission File No. 001-31984

       Delaware           001-31984               13-3994449
    (State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
     of incorporation)                    Identification No.)

  5701 Stirling Road, Davie, Florida                  33314
(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 3, 2006, Bristol West Holdings, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, is hereby incorporated herein and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release, dated May 3, 2006 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: May 3, 2006                    By: /s/ Craig E. Eisensacher

                       Craig E. Eisenacher
                                                                                               Senior Vice President - Chief  Financial Officer
                                                                                               (Principal Financial Officer, Principal Accounting Officer and
                                                                                               duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number and Description

99.1  Press Release, dated May 3, 2006 (furnished pursuant to Item 2.02)